Exhibit 99.1

BRIAPRO THERAPEUTIC CORP.

CONDESED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

FOR THE THREE AND NINE MONTH PERIOD ENDED APRIL 30, 2025

(Unaudited)

(Expressed in United States Dollars)

NOTICE TO SHAREHOLDERS

The accompanying Unaudited Condensed Interim Consolidated Financial Statements of BriaPro Therapeutics Corp.. for the three and nine month periods ended April 30, 2025 and 2024 have been prepared by management in accordance with International Financial Reporting Standards applicable to Condensed Interim Consolidated Financial Statements. Recognizing that the Company is responsible for both the integrity and objectivity of the Unaudited Condensed Interim Consolidated Financial Statements, management is satisfied that these Unaudited Condensed Interim Consolidated Financial Statements have been fairly presented.

Under National Instrument 51-102, part 4, sub-section 4.3(3)(a), if an auditor has not performed a review of the Condensed Interim Consolidated Financial Statements, they must be accompanied by a notice indicating that the financial statements have not been reviewed by an auditor.

The Company’s independent auditor has not performed a review of these Unaudited Condensed Interim Consolidated Financial Statements in accordance with standards established by the Institute of Chartered Professional Accountants of Canada for a review of interim financial statements by an entity’s auditor.

F-1

BriaPro Therapeutics Corp.

Unaudited Condensed Interim Consolidated Statements of Financial Position

As at April 30, 2025

(Expressed in US Dollars)

	April 30, 2025	July 31, 2024
		(Audited)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1	$1
Total current assets	1	1

NON-CURRENT ASSETS:
Intangible assets, net (Note 4)	188,342	199,796
Total non-current assets	188,342	199,796

Total assets	$188,343	$199,797

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Due to related parties (Note 7)	$937,432	$424,654
Accrued expenses and other payables	-	30,996
Total current liabilities	937,432	455,650

NON-CURRENT LIABILITIES:
Warrant liability (Note 5d)	176,409	149,841
Total non-current liabilities	176,409	149,841

SHAREHOLDERS’ DEFICIT:
Share capital (Note 5)	1	1
Share-based payment reserve (Note 5)	34,514	34,514
Accumulated deficit	(960,013)	(440,209)
Total shareholders’ deficit	(925,498)	(405,694)

Total liabilities and shareholders’ deficit	$188,343	$199,797

These Condensed interim consolidated financial statements were approved and authorized for issue on behalf of the Board of Directors on June 16, 2025 by:

On behalf of the Board:

“Martin Schmieg”	“William Williams”
Director	Director

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

F-2

BriaPro Therapeutics Corp.

Condensed Interim Consolidated Statement of Operations and Comprehensive Loss

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

	Three months ended April 30,		Nine months ended April 30,
	2025	2024	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating Expenses:
Research and development expenses (Note 8)	$177,096	$58,686	$307,119	227,249
General and administrative expenses (Note 9)	106,105	51,217	186,117	139,711
Operating loss	(283,201)	(109,903)	(493,236)	(366,960)
Change in fair value of warrant liability (Note 5d)	(3,418)	39,316	(26,568)	50,402
Foreign exchange loss	-	30	-	41
Total operating loss and comprehensive loss	(286,619)	(70,557)	(519,804)	(316,517)
Basic and diluted weighted average loss per share	$(0.007)	$(0.002)	$(0.012)	$(0.010)
Basic and diluted weighted average number of shares	43,884,247	31,789,738	43,884,247	31,789,738

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

F-3

BriaPro Therapeutics Corp.

Condensed Interim Statement of Changes in Shareholder’s Equity (Deficit)

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

	Shares	Amount	Share based payment reserve	Accumulated deficit	Total shareholder’s deficit
Balance January 31, 2024	47,945,178	$1	34,514	$(265,882)	$(231,367)
Loss for the period		-	-	(70,577)	(70,557)
Balance, April 30, 2024	47,945,178	$1	34,514	$(336,439)	$(301,924)

	Shares	Amount	Share based payment reserve	Accumulated deficit	Total shareholder’s equity (deficit)
Balance July 31, 2023	1	$1	-	$-	$1
Issuance of shares and options pursuant to the Arrangement	47,945,177	-	34,514	(19,922)	14,592
Loss for the period	-	-	-	(316,517)	(316,517)
Balance, April 30, 2024	47,945,178	$1	34,514	$(336,439)	$(301,924)

	Shares	Amount	Share based payment reserve	Accumulated deficit	Total shareholder’s deficit
Balance January 31, 2025	47,945,178	$1	34,514	$(673,394)	$(638,879)
Loss for the period	-	-	-	(286,619)	(286,619)
Balance, April 30, 2025	47,945,178	$1	34,514	$(960,013)	$(925,498)

	Shares	Amount	Share based payment reserve	Accumulated deficit	Total shareholder’s deficit
Balance July 31, 2024	47,945,178	$1	34,514	$(440,209)	$(405,694)
Loss for the period	-	-	-	(519,804)	(519,804)
Balance, April 30, 2025	47,945,178	$1	34,514	$(960,013)	$(925,498)

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

F-4

BriaPro Therapeutics Corp.

Condensed Interim Statement of Cash Flows

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

	For the Nine Months Ended April 30, 2025	For the Nine Months Ended April 30, 2024
Cash flow from operating activities
Net loss	$(519,804)	$(316,517)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,453	10,185
Change in fair value of warrants	26,568	(50,402)
Changes in assets and liabilities:
Increase in due to related parties	512,779	302,605
Increase (decrease) in accrued expenses and other payables	(30,996)	54,129
Total cash flow from operating activities	-	-
Change in cash and cash equivalents	-	-
Cash and cash equivalents at beginning of the period	1	1
Cash and cash equivalents at end of the period	$1	$1

Significant non-cash transactions
Intangibles acquired pursuant to the Arrangement	$-	$(19,922)

The accompanying notes are an integral part of these condensed interim consolidated financial statements.

F-5

BriaPro Therapeutics Corp.

Notes to the Condensed Interim consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

NOTE 1: NATURE OF OPERATIONS AND GOING CONCERN

a.	BriaPro Therapeutics Corp. (“BriaPro” or the “Company”) was incorporated under the Business Corporations Act (British Columbia) on May 15, 2023. Following the completion of the Arrangement (as defined below), BriaPro is a pre-clinical immuno-oncology biotechnology company with multiple assets, specifically Bria-TILsRx™, and PKCδ inhibitors for multiple indications including cancer. The Company’s head office is located at 235 15th Street, Suite 300, West Vancouver B.C, V7T 2X1, Canada. The Company is an unlisted reporting issuer in Canada.

b.	On August 31, 2023 (the “Effective Date”), the Company and BriaCell Therapeutics Corp, the Company’s holding company, and immune-oncology biotechnology company listed on the Toronto Stock Exchange and NASDAQ (“BriaCell”), closed a plan of arrangement spinout transaction (the “Arrangement”) pursuant to which certain assets of the BriaCell, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “BriaPro Assets”), were spun-out to the Company.

Pursuant to the terms of the Arrangement, the Company has acquired the entire right and interest in and to the BriaPro Assets in consideration for the issuance by the Company to BriaCell of the Company’s common shares. Under the terms of the Arrangement, for each BriaCell share held immediately prior to closing, BriaCell Shareholders received one (1) common share of BriaPro.

In addition, in connection with the Arrangement, each BriaCell warrant in issue at the time of the Arrangement (“Briacell Legacy Warrants”) entitled the holder thereof to receive, upon the exercise thereof one BriaCell Share and one BriaPro Share for the original exercise price (“Warrant Shares”). On January 3, 2025, the Briacell approved a 1-for-15 reverse stock split, which became effective on January 24, 2025 (“BCT Reverse Stock Split”) and therefore, as of January 25, 2025 15 Briacell Legacy Warrants will be exercisable into one BriaPro share. The total number of potential BriaPro shares remains unchanged at 8,168,302 BriaPro shares, see note 5(c).

As a result of the Arrangement, 47,945,177 common shares were issued and outstanding and 2,131,400 stock options and 19,100 RSUs were issued. BriaCell beneficially owns or controls approximately 31,963,452 common shares, representing 2/3rd of the issued and outstanding common shares.

In accordance with IFRS, management determined that the Arrangement does not meet the definition of a business combination as the BriaPro Assets met the concentration test. Further, management asserts that BriaPro had not yet achieved commercial operations and was still in the Research stage at the time of the Arrangement (hence there were no significant inputs, processes and outputs as defined in IFRS 3 as characteristics of a business).

Consequently, the Transaction has been recorded as an asset acquisition and the Company recorded the carrying value of the intangible assets acquired from BriaCell.

The shares, options and RSUs issued on the Effective Date along with the Warrant Share obligation are considered as part of the transaction. The carrying value of the BriaPro Assets at the Effective Date were $213,800. The warrants will be recorded as a liability at their fair value on the Effective Date and revalued at reach reporting period. The options and RSUs will be recorded at their fair value on the Effective Date in the share based payments reserve and the balance will be recorded in share capital.

The table below summarizes the breakdown of the consideration at the Effective date:

August 31, 2023

Value of the asset (patent) transferred	$213,800

Accumulated Deficit	$(19,921)
Warrants	199,207
Options and RSUs	34,514
Total consideration paid	$213,800

Transition Services Agreement

On August 31, 2023, the Company and BriaPro executed a transition services agreement (the “Transition Agreement”), pursuant to which BriaCell will provide certain research and development and head office services (the “Services”) to BriaPro for a fixed monthly fee of $20,000.

BriaCell and BriaPro acknowledged the transitional nature of the Services and accordingly, as promptly as practicable, BriaPro agreed to use commercially reasonable efforts to transition each Service to its own internal organization or to obtain alternate third party providers to provide the Services.

c.	The accompanying Consolidated Financial Statements have been prepared on the basis of a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business for the foreseeable future. The Company has incurred losses of $960,013 since incorporation, is currently in the pre-clinical research stage and has not commenced commercial operations. The Company’s ability to continue as a going concern is dependent upon its ability to attain future profitable operations and to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. The Company expects to incur further losses through to the completion of the research and development of any therapy; the nature of a development stage immune-oncology company requires the raising of financial capital to support its clinical development programs and administrative costs. The Company is planning to finance its operations by exploring additional sources of capital and financing, while managing its existing working capital resources. The material uncertainty of the Company’s ability to raise such financial capital casts significant doubt on the Company’s ability to continue as a going concern. These Consolidated Financial Statements do not include any adjustments to the amounts and classification of assets and liabilities that might be necessary should the Company not be able to continue as a going concern.

F-6

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

NOTE 2: BASIS OF PRESENTATION

a. Statement of Compliance:

The Company prepares its unaudited condensed interim consolidated financial statements in accordance with International Financial Reporting Standards (“IFRS”) using the accounting policies described herein as issued by International Accounting Standards Board (“IASB”) and International Financial Reporting Interpretations Committee (“IFRIC”) interpretations. These unaudited condensed interim consolidated financial statements have been prepared in accordance with International Accounting Standards (“IAS”) 34 Interim Financial Reporting.

The policies applied in these condensed interim consolidated financial statements are based on IFRS effective as of April 30, 2025.

The preparation of financial data is based on accounting principles and practices consistent with those used in the preparation of the audited financial statements as of July 31, 2024. The accompanying condensed interim consolidated financial statements should be read in conjunction with the Company’s audited financial statements for the period ended July 31, 2024.

b. Basis of presentation

The condensed interim consolidated financial statements are prepared on a going concern basis and have been presented in United States dollars which is the Company’s reporting currency.

c. Basis of Measurement:

These condensed interim consolidated financial statements have been prepared on a going concern basis, under the historical cost basis, except for financial instruments which have been measured at fair value.

d. Functional Currency and Presentation Currency:

The functional currency is the currency that best reflects the economic environment in which the Company operates and conducts its transactions. The Company’s management believes that the functional currency of the Company is the U.S. dollar.

Accordingly, monetary accounts maintained in currencies other than the U.S. dollar are remeasured into U.S. dollars at each reporting period end. All transaction gains and losses of the remeasured monetary financial position items are reflected in the statement of operations and comprehensive loss as financing income or expenses as appropriate.

F-7

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

NOTE 3: SIGNIFICANT ACCOUNTING JUDGEMENTS AND ESTIMATES

The accounting policies and use of estimates and judgments described below have been applied consistently in these condensed interim consolidated financial statements.

The preparation of condensed interim consolidated financial statements in conformity with IFRS requires management to make estimates, judgments and assumptions that affect the amounts reported in the condensed interim consolidated financial statements and accompanying notes. The Company’s management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities at the dates of the condensed interim consolidated financial statements, and the reported amount of expenses during the reporting periods. Actual results could differ from those estimates.

Going Concern

Preparation of the condensed interim consolidated financial statements is on a going concern basis, which contemplates the realization of assets and payments of liabilities in the ordinary course of business. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets, including its intangible assets, and to meet its liabilities as they become due.

Intangible assets

Intangible assets are tested for impairment annually or more frequently if there is an indication of impairment. The carrying value of intangibles with definite lives is reviewed each reporting period to determine whether there is any indication of impairment. If there are indications of impairment the impairment analysis is completed and if the carrying amount of an asset exceeds its recoverable amount, the asset is impaired, and impairment loss is recognized.

Warrant liability and equity incentive grants

The Company uses the Black-Scholes option-pricing model to estimate fair value of the warrant liability at each reporting date and options granted under the Company’s equity inceptive plan. The key assumptions used in the model are the share price of the Company and the expected future volatility in the price of the Company’s shares and the expected life of the instrument.

F-8

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

NOTE 4: INTANGIBLE ASSETS. NET

Acquired intangible assets with finite lives consisted of the following as of April 30, 2025 and July 31, 2024:

	April 30, 2025	July 31, 2024

Patents	$213,800	$213,800
Less – accumulated amortization	(25,458)	(14,003)
Intangible assets, net	$188,342	$199,797

The attributable intellectual property relates to the BriaPro Assets acquired in the Arrangement, which the Company is amortizing over 14 years, consistent with its accounting policy.

NOTE 5: SHARE CAPITAL

a) Authorized share capital

The authorized share capital consists of an unlimited number of common shares with no par value (“Share”).

b) Issued share capital

(i)	On May 15, 2023, the Company issued one (1) incorporation Share to BriaCell in consideration for USD$1.00.

(ii)	On August 31, 2023, pursuant to the Arrangement, the Company issued 47,945,177 Shares.

c) Share Purchase Warrants

Pursuant to the Arrangement, and following the BCT Reverse Stock Split, each 15 BriaCell Legacy Warrants shall, in accordance with its terms, entitle the holder thereof to receive, upon the exercise thereof, one BriaCell Share and one BriaPro Share for the original exercise price.

Upon the exercise of BriaCell Legacy Warrants, BriaCell shall, as agent for BriaPro, collect and pay to BriaPro an amount for each one (1) BriaPro Share so issued that is equal to the exercise price under the BriaCell Legacy Warrant multiplied by the fair market value of one (1) BriaPro Share at the Effective Date divided by the total fair market value of one (1) BriaCell Share and one (1) BriaPro Share at the Effective Date (“BriaPro Pro-rata Warrant Proceeds”).

As of the date of this report there are issued and outstanding an aggregate of 8,121,650 BriaCell Legacy Warrants as follows:

Number of Briacell Legacy Warrants	Execrable into number of BriaPro Shares	BriaPro Pro-rata Warrant Proceeds (*)	Expiry Date
3,447	51,698	$1,062	November 16, 2025
259,787	3,896,809	106,216	February 26, 2026 – April 26, 2026
278,210	4,173,143	132,536	June 7, 2026 - December 7, 2026
326	4,890	100	November 16, 2025
1,138	17,074	465	February 26, 2026
1,646	24,688	784	June 7, 2026
544,554	8,168,302	$241,163

(*) The number of Shares issuable and proceeds, should the BriaCell Legacy Warrants be exercised.

F-9

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

NOTE 5: SHARE CAPITAL (CONTINUED)

d) Warrant liability continuity

(i)	The following table presents the summary of the changes in the fair value of the warrants recorded as a liability on the Balance Sheet (*):

Warrants liability
Balance as of July 31, 2024	$149,841

Change in fair value during the period (*)	26,568

Balance as of April 30, 2025	$176,409

(*)	The warrants that were issued by Briacell contain terms that require the warrants to be recorded as a liability at fair value under IFRS. As a result, these warrants are valued at the end of each reporting period. For the nine months ended April 30, 2025, the Company recorded a gain on the revaluation of the total warrant liability of $26,568 in the condensed interim consolidated statements of operations and comprehensive loss.

The key inputs used in the valuation of the warrants as of April 30, 2025 were as follows:

	July 31, 2024	April 30, 2025

Share price (*)	$0.0365	$0.0365
Exercise price	$0.0206-0.0318	$0.0206-0.0308
Expected life (years)	1.30-2.35	0.55-1.60
Volatility	78-81%	127-152%
Dividend yield	0%	0%
Risk free rate	3.46%	2.47-2.60%

(*) The share price was determined using the discounted cash flow method. Key assumptions included a discount rate of 15.5% and a growth rate of 5%, a royalty rate of 3%, clinical trials taking approximately 8 years. A 1% increase or decrease in enterprise value would result in an approximate +/- $0.00036 change in the share price, which would correspond to an estimated impact of approximately +/- $2,328 on the warrant value.

NOTE 6: SHARE-BASED COMPENSATION

The BriaPro Board adopted the BriaPro incentive plan, The purpose of the BriaPro incentive plan is to allow BriaPro to issue stock options, performance share units (“PSUs”), restricted share units (“RSUs”), and deferred share units (“DSUs” and together with the PSUs and RSUs, “Share Units”) to directors, officers, employees and consultants, as additional compensation, and as an opportunity to participate in the success of BriaPro. The granting of such Awards is intended to align the interests of such persons with that of the shareholders (the “Omnibus Plan”).

Pursuant to the Arrangement, all Briacell option holders at the time of the Amalgamation , received the same amount of BriaPro options (“BriaPro Option”) under the BriaPro incentive plan. The exercise price of the BriaCell options will be apportioned between the BriaCell options and the BriaPro options, as follows:

Each one (1) BriaPro Option to acquire one (1) Share shall have an exercise price equal to the product obtained by multiplying the original exercise price of the BriaCell Option by the quotient obtained by dividing (A) the fair market value of a BriaPro Share at the Effective Date by (B) the aggregate fair market value of a BriaCell Share and a BriaPro Share at the Effective Date (“BriaPro Option Exercise Price”)

F-10

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

NOTE 6: SHARE-BASED COMPENSATION (CONTINUED)

a. The following table summarizes the number of options granted under the Omnibus Plan for the nine month period ended April 30, 2025 and related information:

	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value

Balance as of July 31, 2024	2,131,400	0.0957	2.05	-
Forfeited	(190,000)	0.1009
Balance as of April 30, 2025	1,941,400	0.0952	1.80	-

Exercisable as of April 30, 2025	1,941,400	$0.0952	1.80	-

As the date of this report, the Company has 1,941,400 stock options outstanding as follows:

BriaPro Option Exercise Price	Options outstanding	Expiry Date

$0.0933	400,000	June 20, 2028
$0.1108	21,000	February 27, 2028
$0.0984	180,100	August 02, 2027
$0.0729	31,000	May 20, 2027
$0.1162	150,000	February 16, 2027
$0.1310	474,700	January 13, 2027
$0.1165	12,600	November 01, 2026
$0.0656	60,000	April 19, 2026
$0.0656	612,000	March 29, 2026
	1,941,400

d. Restricted Share Units

The following table summarizes the number of RSU’s granted to directors under the Omnibus Plan for the nine month period ended April 30, 2025:

	Number of RSU’s outstanding	Aggregate intrinsic value
Balance, July 31, 2024	19,200	$700
Balance, April 30, 2025	19,200	$700

F-11

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

NOTE 7: RELATED PARTY TRANSACTIONS AND BALANCES

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making operating and financial decisions. This would include the Company’s senior management, who are considered to be key management personnel by the Company. Parties are also related if they are subject to common control or significant influence. Related parties may be individuals or corporate entities. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties.

As of April 30, 2025, pursuant to the Transition Agreement, the total balance owing to BriaCell group companies is $937,432. For the nine month period ending April 30, 2025 the fixed monthly services expense totaled $180,000 and direct expenses incurred by Briacell on behalf of BriaPro totaled $332,778.

During the nine month period ended April 30, 2025, the Company incurred Services and direct expense paid for by Briacell in the amount of $512,778.

NOTE 8: RESEARCH AND DEVELOPMENT EXPENSES

	Three months ended April 30,		Nine months ended April 30,
	2025	2024	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Pre-clinical consulting fees	121,250	57,000	247,250	157,500
Investigational drug costs	-	-	-	60,880
Supplies	55,846	1,686	59,869	8,869
	$177,096	$58,686	$307,119	$227,249

NOTE 9: GENERAL AND ADMINISTATIVE EXPENES

	Three months ended April 30,		Nine months ended April 30,
	2025	2024	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Consulting	15,000	15,000	45,000	40,000
Amortization	3,817	3,817	11,453	10,185
Professional fees	67,497	32,400	96,856	89,033
Regulatory, filing, and transfer agent fees	19,753	-	19,753	493
Shareholders communications	38	-	13,055	-
	$106,105	$51,217	$186,117	$139,711

NOTE 10: FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Financial Instruments and Financial Risk Exposures

The Company’s financial instruments consist of cash, accounts payable and accrued liabilities, loans from a related party, and the warrant liability. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximates their carrying values, unless otherwise noted.

Management understands that the Company is exposed to financial risk arising from fluctuations in foreign exchange rates and the degree of volatility of these rates as a portion of the Company’s transactions occur in Canadian Dollars, and the Company’s functional and presentation currency is the US dollar. The Company does not use derivative instruments to reduce its exposure to foreign currency risk.

The Company is exposed in varying degrees to a variety of financial instrument related risks. The Board of Directors approves and monitors the risk management process. The overall objectives of the Board are to set policies that seek to reduce risk as far as possible without unduly affecting the Company’s competitiveness and flexibility.

The type of risk exposure and the way in which such exposure is managed is as follows:

a.	Credit Risk

The Company has no significant concentration of credit risk arising from operations. Management believes that the credit risk concentration with respect to financial instruments is remote.

b.	Liquidity Risk

The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities as they come due. Until the Company raises additional financing, it is entirely dependent on BriaCell to finance the Company’s operations. As of April 30, 2025, the Company has a negative working capital balance of $937,431 (July 31, 2024 – negative working capital of $455,649). The table below presents the maturity profile of the Company’s financial liabilities based on contractual undiscounted payments:

	Carrying amount	Contractual cash flows	Within 1 year	1-2 years	2-5 years	5+ years
Accrued expenses and other payables	$-	$-	$-	$-	$-	$-
Amounts owing to holding company	937,432	937,432	937,432
	$937,432	$937,432	$937,432	$-	$-	$-

F-12

BriaPro Therapeutics Corp.

Notes to the Condensed Interim Consolidated financial statements

For the three and nine months ended April 30, 2025

(Unaudited)

(Expressed in US Dollars)

c.	Market Risk

i.	Interest Rate Risk

Interest Rate risk is the risk that the fair value of a financial instrument will fluctuate because of changes in market interest rates. Loans payable include both fixed and variable interest rates; however, the Company does not believe it is exposed to material interest rate risk.

ii.	Price Risk

As the Company has no revenues, price risk is remote.

iii.	Exchange Risk

The Company is exposed to foreign exchange risk as a portion of the Company’s transactions occur in Canadian Dollars and, therefore, the Company is exposed to foreign currency risk at the end of the reporting period through its Canadian denominated accounts payable and cash. As of July 31, 2024, a 5% depreciation or appreciation of the Canadian dollar against the US dollar would not have a material effect on the in total loss and comprehensive loss.

d.	Fair Values

The carrying values of accounts payable and accrued liabilities approximate their fair values due to their short terms to maturity.

Cash, is valued using quoted market prices in active markets. The warrant liability is measured using the Black-Scholes Option Pricing Model.

Capital management

The Company considers its capital to be comprised of shareholders’ equity. The Company’s objectives in managing its capital are to maintain its ability to continue as a going concern and to further develop its business. To effectively manage the Company’s capital requirements, the Company has a planning and budgeting process in place to meet its strategic goals. In order to facilitate the management of its capital requirements, the Company prepares expenditure budgets that are updated as necessary depending on various factors, including successful capital deployment and general industry conditions. Management reviews the capital structure on a regular basis to ensure the above objectives are met. There have been no changes to the Company’s approach to capital management during the nine months ended April 30, 2025. There are no externally imposed restrictions on the Company’s capital.

F-13